Josephthal Lyon & Ross Incorporated
200 Park Avenue, 24th Floor
New York, N.Y.  10166

Ladies and Gentlemen:

                  In order to induce Joseph Lyon & Ross Incorporated, or an affiliate thereof (collectively, "Josephthal" or the "Underwriter") and Snowdance, Inc. (the "Company") to enter into an underwriting agreement (the "Underwriting Agreement") with respect to the proposed public offering of securities issued by the Company, the undersigned intending to be legally bound hereby agrees that for a period commencing on the date hereof and ending nine
(9) months following the effective date of the registration statement (the "Registration Statement") relating to the underwritten public offering of securities issued by the Company, he, she or it will not, without the prior written consent of Josephthal, directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any securities issued by the Company, including common stock or securities convertible into or exchangeable or exercisable for or evidencing any right to purchase or subscribe for any shares of common stock ("Securities") (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) whether or not beneficially owned by the undersigned, or dispose of any beneficial interest therein.

                  In addition, the undersigned agrees that for the period commencing on the date hereof and extending twelve (12) months following the effective date of the Registration Statement, any sales of Securities shall be made through the Underwriter in accordance with its customary brokerage policies, either on a principal or agency basis.

                  In order to enable the aforesaid covenants, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the Transfer Agent of the Company's securities with respect to any of the Company's securities registered in the name of the undersigned or beneficially owned by the undersigned.

                  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflicts of laws principles.

Dated:                 , 1996                  -------------------------------
       ----------------                        Signature


-----------------------------                  --------------------------------
Print Address                                  Print Name


-----------------------------                  --------------------------------
Print Address                                  Print Social Security Number or
                                               Taxpayer I.D. Number